                                                                   Exhibit 10.2



                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT (this "AMENDMENT") is entered into as of October 31, 2000, to be effective as of the Effective Date (hereinafter defined) among INTERMEDIA COMMUNICATIONS INC. ("BORROWER"), Lenders under the Credit Agreement (defined below), BANK OF AMERICA, N.A., in its capacity as Administrative Agent for Lenders under the Credit Agreement ("ADMINISTRATIVE AGENT"), and Guarantors under the Credit Agreement. Reference is made to the Revolving Credit Agreement, dated as of December 22, 1999 (as amended to date, the "CREDIT AGREEMENT"), among Borrower, Administrative Agent, and Lenders party thereto.

                                    RECITALS

         A. Borrower has requested that Lenders amend the Credit Agreement and Loan Documents to increase the aggregate Committed Sum (as defined in the Credit Agreement) from $100,000,000 to $350,000,000 and to increase the Telecommunications Commitment from $25,000,000 to $275,000,000.

         B. Borrower and Toronto Dominion (Texas), Inc. ("TD") have requested that lenders amend the Credit Agreement and Loan Documents to remove TD as a Lender and as Documentation Agent, and to substitute Bank of America, N.A. as the new Documentation Agent.

         C. Borrower has requested that Lenders agree to amend certain additional provisions of the Credit Agreement.

         D. As an inducement to Lenders to agree to such amendments, Borrower proposes to have WorldCom, Inc. ("WORLDCOM") execute and deliver a Guaranty pursuant to which WorldCom guarantees the Obligation (as defined in the Credit Agreement).

         E. In consideration of the Guaranty by WorldCom and subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

Accordingly, for valuable and acknowledged consideration, Borrower, Lenders, and Guarantors agree as follows:

PARAGRAPH 1       TERMS AND REFERENCES. Unless otherwise stated in this
amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment, (b) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits, and
(c) references to "PARAGRAPHS" are to paragraphs in this Amendment.

PARAGRAPH 2       AMENDMENTS.

         2.1      DEFINITIONS.

         (a) The definition of "Applicable Margin" is deleted in its entirety and the following is substituted therefor:

         "APPLICABLE MARGIN means either:

                  (a) on any date of determination occurring prior to the Fourth Amendment Date, 1.75% for Base Rate Borrowings and 2.750% for Eurodollar Rate Borrowings; or




                                            FOURTH AMENDMENT TO CREDIT AGREEMENT

                   (b) on any date of determination occurring on and after the Fourth Amendment Date, 0.00% for Base Rate Borrowings and, for Eurodollar Rate Borrowings, the percentage set forth in the table below which corresponds to the lowest rating (or implied rating) established by either S&P and Moody's (as defined in the definition of "Cash Equivalents" below) applicable to WorldCom's senior, unsecured, non-credit-enhanced, long term indebtedness for borrowed money (the "DEBT RATING"):

                         DEBT RATING             APPLICABLE MARGIN FOR
                                                   EURODOLLAR RATE
                                                      BORROWINGS
                   -----------------------       ---------------------
                          CATEGORY 1                    .550%
                    A- or higher by S&P
                   A3 or higher by Moody's

                          CATEGORY 2                    .750%
                     Less than A- by S&P
                  Less than A3 by Moody's

         For purposes of determining the Applicable Margin for Eurodollar Rate Borrowings, (i) if neither Moody's nor S&P shall have in effect a Debt Rating (other than by reason of the circumstances referred to in the last sentence of this definition), then both such rating agencies will be deemed to have established a Debt Rating in Category 2; (ii) if only one of Moody's or S&P shall have in effect a Debt Rating, Borrower and Lenders will negotiate in good faith to agree upon another rating agency to be substituted for the rating agency which shall not have a rating in effect, and in the absence of such agreement the Applicable Margin will be determined by reference to the available rating; (iii) if the ratings established by Moody's and S&P shall differ and either Debt Rating shall be lower than the ratings set forth in Category 1, the Applicable Margin shall be determined by reference to Category 2; and (iv) if any Debt Rating established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change. If the rating system of either Moody's or S&P shall change prior to the payment in full of the Obligation and the cancellation of all commitments to lend hereunder, Borrower and Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system. If both Moody's and S&P shall cease to be in the business of rating corporate debt obligations, Borrower and Lenders shall negotiate in good faith to agree upon a substitute rating agency and to amend the references to specific ratings in this definition to reflect the ratings used by such substitute rating agency."

         (b) The definition of "Guaranty" is deleted in its entirety and the following is substituted therefor:

         "GUARANTY means, individually, each of the following, and GUARANTIES means collectively: (a) a Guaranty in substantially the form and upon the terms of EXHIBIT C, executed and delivered by any Person pursuant to the requirements of the Loan Documents, as amended, modified, supplemented, restated, ratified, or reaffirmed in accordance with the Loan Documents, and (b) any Digex Limited Guaranty."




                                       2    FOURTH AMENDMENT TO CREDIT AGREEMENT

         (c) The definition of "Required Lenders" is deleted in its entirety and the following is substituted therefor:

         "REQUIRED LENDERS means (a) on any date of determination prior to the Termination Date, those Lenders holding 100% of the Total Commitment, or (b) on any date of determination occurring after the Termination Date, those Lenders holding 100% of the outstanding Principal Debt."

         (d) The definition "Telecommunications Commitment" is deleted in its entirety and the following is substituted therefor:

         "TELECOMMUNICATIONS COMMITMENT means an amount equal to $275,000,000."

         (e) The definition of "Termination Date" is deleted in its entirety and the following is substituted therefor:

         "TERMINATION DATE means the earlier of (a) June 30, 2001, (b) the consummation of the Merger, (c) the date upon which any Merger Termination Event shall have occurred, and (d) with respect to any Facility, the effective date of any other termination or cancellation of Lenders' commitments to lend under such Facility, in accordance with this Agreement."

         (f) The following definitions of "Digex," "Digex Limited Guaranty," "Documentation Agent," "Fourth Amendment," "Fourth Amendment Date," "Maximum Digex Liability," "Merger," "Merger Agreement," "Merger Termination Event," "WorldCom," and "WorldCom Subordinated Debt" shall be alphabetically inserted in Section 1.1 to read as follows:

         "DIGEX" means Digex, Incorporated, a Delaware corporation.

         "DIGEX LIMITED GUARANTY means a limited Guaranty in substantially the form and upon the terms of EXHIBIT C-2 executed and delivered by Digex or any of its Subsidiaries pursuant to the requirement of the Loan Documents, as amended, modified, supplemented, restated, ratified, or reaffirmed in accordance with the Loan Documents."

         "DOCUMENTATION AGENT means Bank of America, N.A., and its respective permitted successors or assigns as "Documentation Agent" under this Agreement."

         "FOURTH AMENDMENT means that certain Fourth Amendment to Credit Agreement dated as of October 31, 2000, among Borrower, Administrative Agent, and Lenders."

         "FOURTH AMENDMENT DATE means the date upon which the Fourth Amendment becomes effective in accordance with the terms of such Fourth Amendment."

         "MAXIMUM DIGEX LIABILITY" means the greater of either (a) $90,000,000 or (b) the aggregate amount of any loan, advance, extension of credit, or capital contribution from any Company to Digex or any of its Subsidiaries made onor after the Fourth Amendment Date or any investment in Digex or any of its Subsidiaries by any Company made on or after the Fourth Amendment Date less (x) any repayment of any such loan, advance, extension of credit, or investment by Digex or any of its Subsidiaries and (y) the amount of all dividends and distributions received by any Company from Digex or any of its Subsidiaries.

         "MERGER means the merger consummated pursuant to the Merger Agreement."




                                       3    FOURTH AMENDMENT TO CREDIT AGREEMENT

         "MERGER AGREEMENT means the Agreement and Plan of Merger among WorldCom,Inc, Wildcat Acquisition Corp., and Borrower dated September 1, 2000, together with all amendments or modifications thereto effected in accordance with SECTION 9.30.

         "MERGER TERMINATION EVENT means the occurrence of one or more of the following events: (a) any termination by any party thereto of the Merger Agreement in accordance with the terms of the Merger Agreement, whether or not such termination is within such party's control, or (b) any public announcement made or press release issued by any party to the Merger Agreement stating that it does not intend to pursue consummation of the Merger, or seek shareholder approval, or any public statement having a similar effect."

         "WORLDCOM means WorldCom, Inc., a Georgia corporation."

         "WORLDCOM SUBORDINATED DEBT means any Debt arising under that certain Note Purchase Agreement dated as of October 31, 2000, with respect to the 14.12% Senior Notes of Borrower due October 31, 2009."

         2.2 FEES. SECTION 5.3 is deleted in its entirety and the following is substituted therefor:

                  "5.3     REVOLVER FACILITY COMMITMENT FEES. Following the
         Closing Date, Borrower shall pay to Administrative Agent, for the ratable account of Lenders, a commitment fee, payable in installments in arrears, on each March 31, June 30, September 30, and December 31 and on the Termination Date of each Facility; commencing March 31, 2000. Each installment shall be in an amount equal to the amount by which (a) the sum of the average daily Total Commitment exceeds (b) the average daily Principal Debt, in each case during the period from and including the last payment date to and excluding the payment date for such installment multiplied by a percentage equal to (i) for the period from the Closing Date up to the Fourth Amendment Date, (x) 1.250%, if the sum of the average daily Principal Debt for such period is less than or equal to 33.0% of the average daily Total Commitment for such period; (y) 1.00%, if the average daily Principal Debt during such period is greater than 33.0% of the average daily Total Commitment during said period, but less than or equal to 67.0% of the average daily Total Commitment during such period; and (z) .750%, if the average daily Principal Debt during such period is greater than 67.0% of the average daily Total Commitment during such period, or (ii) for the period on and after the Fourth Amendment Date, .100%; provided that, each such installment of commitment fees shall be calculated in accordance with Section 5.1(f). Solely for the purposes of this Section 5.3, "ratable" shall mean, for any period of determination, with respect to any Lender, that proportion which (x) the sum of the average daily unused Committed Sums of such Lender under all Facilities during such period bears to (y) the average daily unused Total Commitment during such period."

         2.3 SECURITY AGREEMENTS. SECTION 6.1(c) is amended by adding the following at the end of such Section:

         "Notwithstanding the foregoing or anything else to the contrary contained in any Loan Document, the liability of Digex and its Subsidiaries under the Loan Documents shall be limited in the aggregate to the Maximum Digex Liability."

         2.4 GUARANTIES. SECTION 6.2 is amended by adding the following sentence at the end of such Section:




                                       4    FOURTH AMENDMENT TO CREDIT AGREEMENT

         "Concurrently with the Fourth Amendment Date, as an inducement for Agents and Lenders to enter into the Fourth Amendment, Borrower shall cause WorldCom to execute and deliver to Administrative Agent a Guaranty."

         2.5      DIGEX GUARANTY. A new Section 6.7 is added as follows:

                  "6.7     Digex Guaranty. As an inducement to Agents and
         Lenders to enter into this Agreement, Digex shall execute and deliver to Administrative Agent the Digex Limited Guaranty (substantially in the form and upon the terms of EXHIBIT C-2), guaranteeing the Maximum Digex Liability."

         2.6      CONDITIONS PRECEDENT TO EACH BORROWING. SECTION 7.3, CLAUSES
(a) and (c) are deleted in their entirety and the following are substituted therefor:

         "(a) Administrative Agent shall have timely received therefor a Notice of Borrowing executed by Borrower and consented to by WorldCom;"

         "(c) no change in the financial condition, business operations, or prospects since June 30, 2000, of any Company which could reasonably be expected to be a Material Adverse Event shall have occurred;"

         2.7 REPRESENTATIONS AND WARRANTIES. The preamble to SECTION 8 is deleted in its entirety and the following is substituted therefor:

         "Borrower and each Guarantor (other than WorldCom) represent and warrant to Administrative Agent and Lender, as follows:"

         2.9 COVENANTS. The preamble to SECTION 9 is amended by inserting the phrase "(other than WorldCom)" after the word "Guarantor" in the first line thereof.

         2.10 DEBT AND GUARANTIES. A new SECTION 9.12(p) is added as follows:

         "(p) To the extent permitted by the Existing Senior Notes and the Existing Subordinated Notes, the WorldCom Subordinated Debt."

         2.11 MERGERS AND DISSOLUTIONS. SECTION 9.18 is deleted in its entirety and the following is substituted therefor:

                  "9.18    MERGERS AND DISSOLUTIONS; SALE OF CAPITAL STOCK. No
         Company will, directly or indirectly, merge or consolidate with any other Person, other than (a) as a result of the Merger or a Permitted Acquisition, (b) mergers or consolidations involving Borrower if Borrower is the surviving entity, (c) mergers among Wholly-owned Companies; provided that, in any merger involving Borrower (including a Permitted Acquisition effected as a merger), Borrower must be the surviving entity, and, in any merger involving any other Company (including a Permitted Acquisition effected as a merger), a Company must be the surviving entity; provided further that, from and after the Fourth Amendment Date, no merger or consolidation (other than the Merger) may affect, either directly or indirectly, the ownership of Digex. No Company shall liquidate, wind up, or dissolve (or suffer any liquidation or dissolution), other than liquidations, wind ups, or dissolutions incident to mergers permitted under this SECTION 9.18. No Company may sell, assign, lease, transfer, or otherwise dispose of the capital stock (or other ownership interests) of any other




                                       5    FOURTH AMENDMENT TO CREDIT AGREEMENT

         Company, except for sales, leases, transfers, or other such distributions to another Company or as permitted pursuant to and in accordance with SECTIONS 9.15 and 9.16(g). Any amendment or waiver to this SECTION 9.18 is subject to the express written consent of WorldCom."

         2.12 FINANCIAL COVENANTS. SECTION 9.32 is deleted in its entirety and replaced with "INTENTIONALLY DELETED".

         2.13 DEFAULT. SECTION 10.9 is amended by deleting the "or" immediately prior to CLAUSE (d) thereof and adding the following CLAUSE (e):

         "; or (e) WorldCom fails to pay when due (after lapse of any applicable grace periods) any Debt of WorldCom or any of its Subsidiaries (other than the Obligation or inter-Company Debt) in excess (individually or collectively) of $100,000,000."

         2.14 SCHEDULE 2.1. SCHEDULE 2.1 is deleted in its entirety and the attached AMENDED SCHEDULE 2.1 shall be substituted therefor.

         2.15 EXHIBIT B-1. EXHIBIT B-1 is deleted in its entirety and the attached AMENDED EXHIBIT B-1 shall be substituted therefor.

         2.16 EXHIBIT C-2. EXHIBIT C-2 attached hereto is added as EXHIBIT C-2 to the Credit Agreement.

PARAGRAPH 3       AMENDMENT FEES. On the date hereof, Borrower shall pay to
Administrative Agent (for the ratable benefit of the Lenders other than TD), the amendment fee described in that certain letter agreement dated as of October 31, 2000, between Borrower, Administrative Agent, and Lenders other than TD. The failure of Borrower to comply with the provisions of this PARAGRAPH 3 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Documents.

PARAGRAPH 4       CONDITIONS PRECEDENT. Notwithstanding any contrary provisions, this Amendment is not binding upon the parties until the date (the "EFFECTIVE DATE") upon which (a) the representations, acknowledgments, and ratifications in this Amendment are true and correct, (b) Administrative Agent receives counterparts of this Amendment executed by Borrower, Guarantors (other than WorldCom), and Lenders; (c) Administrative Agent receives written evidence in form and terms acceptable to Administrative Agent that either (i) to the extent required pursuant to the Merger Agreement, or other related documents, WorldCom, Inc. has consented to the terms of this Amendment, or (ii) no consent of WorldCom, Inc. to any portion of this Amendment is required under the Merger Agreement or other related documents; (d) Administrative Agent receives a Guaranty executed by WorldCom, Inc.; (e) Administrative Agent receives an executed Digex Limited Guaranty; (f) Borrower has paid to Administrative Agent the amendment fees required to be paid to Lenders pursuant to PARAGRAPH 3 hereof; and (g) Borrower pays all unpaid and reasonable costs, fees, and expenses of Administrative Agent's counsel incurred in connection with the Loan Documents, including without limitation, any costs, fees, and expenses in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents. From and after the Effective Date, TD shall cease to be a Lender and shall have no further Rights as a Lender under the Credit Agreement and the other Loan Documents, other than any such Rights or obligations that would have expressly survived a termination of the Credit Agreement and the other Loan Documents on the Effective Date.

PARAGRAPH 5       ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to
Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (other than WorldCom) (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery,




                                       6    FOURTH AMENDMENT TO CREDIT AGREEMENT
and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

PARAGRAPH 6       REPRESENTATIONS. As a material inducement to Lenders to
execute and deliver this Amendment, Borrower and each Guarantor (other than WorldCom) represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof and on the Effective Date, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Documents or by this Amendment, and (b) except as waived by the other Loan Documents, no Potential Default or Default exists.

PARAGRAPH 7       EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment and the Loan Documents, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 8       MISCELLANEOUS. This Amendment is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and
(e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the Lenders under the Credit Agreement or any Loan Documents, nor constitute a waiver under the Credit Agreement or any other provision of the Loan Documents.

PARAGRAPH 9       ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT
BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 10      PARTIES. This Amendment binds and inures to Borrower,
Administrative Agent, Lenders, Guarantors (other than WorldCom), and their respective successors and assigns.

         The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]




                                       7    FOURTH AMENDMENT TO CREDIT AGREEMENT

         Signature Page to that certain Fourth Amendment dated as of the date first set forth above, among Intermedia Communications Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and Lenders.

                                      INTERMEDIA COMMUNICATIONS INC.

                                      By:
                                          --------------------------------------
                                          Raymond L. Lawless, Vice President and
                                          Treasurer

















                                              SIGNATURE PAGE TO FOURTH AMENDMENT

         Signature Page to that certain Fourth Amendment dated as of the date first set forth above, among Intermedia Communications Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and Lenders.

                                 BANK OF AMERICA, N.A., as Administrative Agent, and as a Lender

                                 By:
                                     -------------------------------------------
                                     Charles E. Brinley, Vice President
























                                              SIGNATURE PAGE TO FOURTH AMENDMENT

         Signature Page to that certain Fourth Amendment dated as of the date first set forth above, among Intermedia Communications Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and Lenders.

                                  THE BANK OF NEW YORK,
                                  as a Lender

                                  By:
                                      -----------------------------------------
                                      Geoffrey C. Brooks, Senior Vice President

























                                              SIGNATURE PAGE TO FOURTH AMENDMENT

         Signature Page to that certain Fourth Amendment dated as of the date first set forth above, among Intermedia Communications Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and Lenders.

                                         TORONTO DOMINION (TEXAS), INC.,
                                         as a Lender

                                         By:
                                             -----------------------------
                                             Ann S. Slanis, Vice President

























                                              SIGNATURE PAGE TO FOURTH AMENDMENT

         Signature Page to that certain Fourth Amendment dated as of the date first set forth above, among Intermedia Communications Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and Lenders.

         Each of the undersigned Guarantors hereby acknowledges that it has reviewed this Amendment and agrees that certain of the representations and covenants apply to Guarantors:

INTERMEDIA COMMUNICATIONS OF VIRGINIA INC.
INTERMEDIA CAPITAL INC.
INTERMEDIA LICENSING COMPANY
BUSINESS INTERNET, INC.
SHARED TECHNOLOGIES FAIRCHILD TELECOM, INC.
SHARED TECHNOLOGIES FAIRCHILD, INC.
ACCESS NETWORK SERVICES, INC.
SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP.
ACCESS VIRGINIA, INC.
NETWAVE SYSTEMS, INC.
EXPRESS COMMUNICATIONS, INC.
NATIONAL TELECOMMUNICATIONS OF FLORIDA, INC.
NTC, INC.
INTERMEDIA SERVICES LLC
ICI CAPITAL INC.

By:
    --------------------------------------------
    Raymond L. Lawless, Vice President
    and Treasurer
    (for all of the above referenced guarantors)

INTERMEDIA INVESTMENT, INC.

By:
    --------------------------------------------
    Raymond L. Lawless, President and
    Treasurer


















                                              SIGNATURE PAGE TO FOURTH AMENDMENT

         Signature Page to that certain Fourth Amendment dated as of the date first set forth above, among Intermedia Communications Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and Lenders.

         Each of the undersigned Guarantors hereby acknowledges that it has reviewed this Amendment and agrees that certain of the representations and covenants apply to Guarantors:

                                   DIGEX, INCORPORATED

                                   By:
                                       -----------------------------------------
                                       T. Scott Zimmerman, Vice President

                                   DIGEX INTERNATIONAL HOLDING COMPANY

                                   By:
                                       -----------------------------------------
                                       Timothy M. Adams, Chief Financial Officer


















                                              SIGNATURE PAGE TO FOURTH AMENDMENT

                              AMENDED SCHEDULE 2.1

                             LENDERS AND COMMITMENTS
                        (Intermedia Communications Inc.)

NAME AND ADDRESS OF LENDERS              COMMITMENT        COMMITMENT PERCENTAGE
---------------------------           ---------------      ---------------------

Bank of America, N.A.                 $175,000,000.00              50.00%
Communications Finance Division
Attn: Charles E. Brinley
901 Main Street, 64(th) Floor
Dallas, Texas 75202
214/290-0950
214/290-9390 (fax)

The Bank of New York                  $175,000,000.00              50.00%
Attn: Brendan T. Nedzi
One Wall Street
New York, NY 10286
212/635-8628
212/635-8593 (fax)

                 Totals               $350,000,000.00             100.00%













                                                            AMENDED SCHEDULE 2.1

                               AMENDED EXHIBIT B-1

                            FORM OF BORROWING NOTICE
                        (Intermedia Communications Inc.)

                      ____________________________, ______

Bank of America, N.A.
      as Administrative Agent for the
      Lenders as defined in the Credit
      Agreement referred to below
Bank of America Plaza, 14(th) Floor
901 Main Street
Dallas, TX 75202
Attn: Ruth De La Garza
      Fax: (214) 209-2118

         Reference is made to the Revolving Credit Agreement, dated as of December 22, 1999 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among the undersigned, as Borrower, the Lenders party thereto, Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Book Manager, BNY Capital Markets, Inc., as Syndication Agent, Toronto Dominion (Texas), Inc. ("TD"), as Documentation Agent, and Bank of America, N.A., The Bank of New York, and TD, as Arranging Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection, sets forth below the terms on which such Borrowing is requested to be made:


                                                                           REVOLVER    TELECOMMUNICATIONS
                                                                           FACILITY         FACILITY
                                                                           --------    ------------------
(A) Specify if Borrowing is under Revolver Facility or Telecommunications
    Facility. (If under Telecommunications Facility, specify the
    Telecommunications Loan Effective Date to which such Borrowing relates.)

(B) Borrowing Date(*)

(C) Amount of Borrowing(**)

(D) Type of Borrowing(***)

(E) For a Eurodollar Rate Borrowing, the Interest Period and the last day thereof(****)

         Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the Borrowing Date specified herein after giving effect to such Borrowing:

                  (a) The requested Borrowing will not cause the Principal Debt to exceed the Total Commitment; if the Borrowing is a Borrowing under the Revolver Facility, the Borrowing will not cause the Revolver Principal Debt to exceed the Revolver Commitment; if the Borrowing is a Borrowing under the Telecommunications Facility, such Borrowing will not (i) cause the Telecommunications Principal Debt to exceed the Telecommunications Commitment, and (ii) cause the Telecommunications Principal Debt under the applicable Telecommunications Loan to exceed the aggregate commitments of the Lenders for such Telecommunications Loan;




                                                             AMENDED EXHIBIT B-1

                  (b) All of the representations and warranties of any Company set forth in the Loan Documents are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Documents and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Required Lenders);

                  (c) $___________________ of the requested Borrowing is to be used for ______________________; $_________________ is to be used for ________________________; and $_________________ is to be used for ________________________.

                  (d) No material adverse change in the financial conditions, operations, or businesses of the Companies has occurred since the date of the quarterly and audited annual financial statements most recently delivered by Borrower to Lenders pursuant to SECTIONS 7.1 and 9.3(a) and (b) of the Credit Agreement;

                  (e) If the requested Borrowing is under the Telecommunications Facility, the Telecommunications Principal Debt shall not exceed 80% of the cost of the acquisition or construction of the applicable Telecommunications Assets financed thereby, and such acquisition has not been and shall not be funded from any other source;

                  (f) No Default or Potential Default has occurred and is continuing or will arise after giving effect to the requested Borrowing; and

                  (g) If the requested Borrowing is to finance a Permitted Acquisition, Borrower has complied with and delivered (or shall comply with or deliver on or prior to the date of the requested Borrowing) the items required by SECTION 7.2 and SCHEDULE 7.2.

                                      Very truly yours,

                                      INTERMEDIA COMMUNICATIONS INC.

                                      By
                                         -----------------------------------
                                      (Name)
                                            --------------------------------
                                      (Title)
                                             -------------------------------

By execution below, WorldCom acknowledges and consents to the requested
Borrowing:

                                      WORLDCOM, INC.

                                      By
                                         -----------------------------------
                                      Name
                                           ---------------------------------
                                      Title
                                            --------------------------------

Rate:
      ----------------

Confirmed by:
              ----------------------------

(*) Must be a Business Day occurring prior to the Termination Date and (a) must be at least three Business Days following receipt by Administrative Agent of this Form of Borrowing Notice for any Eurodollar Portion, and (b) can be the same Business Day for any Base Rate Borrowing, so long as received by Administrative Agent by 12:00 p.m. Dallas, Texas time.




                                                             AMENDED EXHIBIT B-1

(**) Not less than $5,000,000 or a greater integral multiple of $1,000,000 (if a Eurodollar Rate Borrowing) or $1,000,000 or a greater integral multiple of $100,000 (if a Base Rate Borrowing).

(***)    Eurodollar Rate Borrowing or Base Rate Borrowing.

(****) 1, 2, 3, or 6 months, or other periods requested by Borrower to the extent available from Lenders -- in no event may the Interest Period end after the Termination Date.




















                                                             AMENDED EXHIBIT B-1